SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Blue Chip Fund DWS Capital Growth Fund DWS Mid Cap Growth Fund DWS Short–Term Municipal Bond Fund DWS Small Cap Core Fund DWS Small Cap Growth Fund

The last sentence of the first paragraph of each Fund’s Summary Prospectus is deleted and replaced with the following:

The prospectus, dated February 1, 2011, supplemented June 3, 2011, and as may be further supplemented from time to time, and SAI, dated February 1, 2011, supplemented April 20, 2011, and as may be further supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Please Retain This Supplement for Future Reference

June 3, 2011
PROSTKR-89